SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) June 22, 2001
                                  -------------



                             MONOGRAM PICTURES, INC.
             (Exact name of registrant as specified in its charter)



            NEVADA                                                75-2293489
            ------                                                ----------
(State or other jurisdiction of                              (IRS Employer
incorporation or organization)                               Identification No.)

                19941 Gulf Boulevard, #E, Indian Shores, FL 33785
                            -------------------------
          (Address of principle executive offices, including zip code)

                                  727-596-5088
                                -----------------
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1.  CHANGES IN CONTROL OF REGISTRANT

N/A

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

 MONOGRAM PICTURES, INC. COMPLETES ACOUISITTON OF MEDICAL DISCOUNTS, LTD., INC.
         See Press Release, below.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

N/A

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

N/A

Item 5.  OTHER EVENTS

N/A

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

N/A

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit           Description

99.1     Press Release dated June 22, 2001

Item 8.  CHANGES IN FISCAL YEAR

N/A.

Item 9.    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

N/A.

SIGNATURES
Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       INDEPENDENT FINANCIAL NETWORK, INC.



DATE: June 25, 2001               BY:  /s/ CHARLES KIEFNER
                                       ----------------------------------------
                                       Charles Kiefner
                                       Director

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE

                  MONOGRAM PICTURES, INC. COMPLETES ACOUISITTON
                        OF MEDICAL DISCOUNTS, LTD., INC.

Clearwater, Fl., June 25, 2001. Steven Swank, CEO of Monogram Pictures, Inc. (0TCBB:MOPP) announced today the successful acquisition of Medical Discounts, Ltd., Inc. (MDL) of Clearwater, Florida. MDL will operate as a subsidiary of Monogram Pictures, Inc.

MDL negotiates contracts for discounted medical care for the uninsured and for those insured, but with a high deductible. A MDL subscriber is eligible for:

         50% Off - Doctors's visits             This covers every type of
                                                physician from GP to a Cancer
                                                Specialist.
         60% Off - Lab Work
         50% Off - Imaging, Cat Scans, MRI's
Up to    40% Off - Prescription Drugs
Up to    35% Off - Eyecare, Frames, Exams
Up to    25% Off - Dental. Care

The providers (other than pharmacies, eye care, end dentists) have agreed to treat in-office needs at a rate equal to the amount the federal government allows for its Medicare patients.

At present, the total program is offered in the Tampa/Clearwater/St. Petersburg, Fl. area. The company does have national contracts in the prescription/eye care areas and plans to start an immediate rollout of these programs nationwide. The company will release details of the rollout program in the near future.

Safe Harbor Provision.

Except for historical matters contained herein, the matters discussed in this press release are forward-looking statements and are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect assumptions and involve risks and uncertainties, which may affect the company's business and prospects and cause actual results to differ materially from these forward-looking statements.

For further information, contacts:

Steven Swank, CEO                                      David Greenberg
Monogram Pictures, Inc.                                Medical Discounts, Ltd.
727-596-5088                                           727-443-7417